Exhibit 10.9

SILVER DRAGON RESOURCES INC.
SUBSCRIPTION FOR UNITS

TO:           SILVER DRAGON RESOURCES INC. (the "Corporation")

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of units in the capital of the Corporation (the "Units") set forth below at $.125 (USD) per Unit for the Aggregate Subscription Amount set forth below, each such Unit consisting of (i) one common share of the Corporation, (ii) one (1) common share purchase warrant, each warrant of this type being exercisable for a period of 36 months from the Closing Date to acquire one common share of the Corporation at an exercise price of $.25 (USD) , upon and subject to the terms and conditions set forth in the "Subscription Agreement".

Travellers International Inc.	Aggregate Subscription Amount: $ 96,000.00
Full Legal Name of Subscriber (please print)

By: /s/ Marc Hazout	Number of Units subscribed for:
Signature of Subscriber or its Authorized Representative
President	768,000
Official Title or Capacity (please print)

Marc Hazout
Name of Signatory (please print name of individual whose
signature appears above if different than name of Subscriber)

5160 Yonge Street
Subscriber's Address (including postal code)

Suite 803, Toronto, ON M2N 6L9

416-223-8500
Telephone Number (including area code)

mhazout@silverdragonresources.com
e-mail Address

Social Insurance No. or Federal Business No.

Register the Units as follows:	Deliver the Units as follows:

Travellers International Inc.	[X] Same as registered address, or
Name

Account reference, if applicable	Name

Address (including postal code)	Account reference, if applicable

Contact Name

Address (including postal code)

Telephone Number (including area code)

NUMBER and type of securities of the Corporation held directly or indirectly by Subscriber ______________
STATE whether the Subscriber is an insider of the Corporation (please check one)  Yes:  X       No: ___
ACCEPTANCE: The Corporation hereby (i) accepts the above subscription on the terms and conditions contained in this Subscription Agreement and (ii) represents and warrants to the Subscriber that the representations and warranties made by the Corporation to the Agent in the Agency Agreement (as defined herein) are true and correct in all material respects as of the Closing Date (save and except as waived by the Agent) and the Subscriber shall have the benefit of such representations and warranties and shall be entitled to reply thereon.

SILVER DRAGON RESOURCES INC.	December 21 , 2010

By: /s/ Marc Hazout	Subscription No:
Authorized Signing Officer

This is the first page of an agreement comprised of 13 pages.

SUBSCRIPTION AGREEMENT

SILVER DRAGON RESOURCES INC.
INSTRUCTIONS FOR COMPLETION OF SUBSCRIPTION
DOCUMENTS

To All Subscribers for Units:

I.           In connection with your subscription of 768,000 units offered by Silver Dragon Resources Inc. (the “Company”), the following documents, which must be properly and fully completed, signed, and, where applicable, notarized:

A.	Investor Suitability Questionnaire

B.	Subscription Agreement and Investment Representation

II.           Please return the requested number of copies of all documents to the address set forth below. Failure to comply with the above will constitute an invalid Subscription and, if not corrected will result in the rejection of your Subscription request.

III.           Certified checks, wire transfers or bank drafts should be in the amount of $96,000.00   for the Units being purchased. If less than the whole number of Units are being purchased, the certified check, wire transfer or bank draft should be in proportion to the percentage of the partial amount, may be made by the Company at its discretion.

IV.           Send all documents and checks to the address set forth below:

Silver Dragon Resources Inc.
5160 Yonge Street, Suite 803
Toronto, Ontario, Canada M2N 6L9

Send all wire transfers to:

Name of account: Silver Dragon Resources Inc.
Bank: HSBC Bank of Canada
Account No.:10162-056664-070
Currency: USD
ABA # 021001088 Intermediary Bank
Swift Code: HKBCCATT
Swift Code: MRMDUS33
Address: 7398 Yonge Street, Vaughan, Ontario, Canada, L4J 8J2
Phone: (905) 771-8727
Fax: (905) 771-8802

V.           Upon acceptance by the Company, each Subscriber will receive an executed original of the Subscription Agreement as soon as practical after closing.

CONFIDENTIAL INVESTOR QUESTIONNAIRE
INVESTOR IDENTIFICATION

The undersigned represents that I/we am (are) an accredited investor(s) as that term is defined in Rule 501 pursuant to Regulation D of the Securities Act of 1933, as amended (the “Act”) (please initial the category, which applies to you in the space provided below):

_____	Category	1.	A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or

_____	Category	2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; or

_____	Category	3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

_____	Category	4.	An insurance company as defined in Section 2(13) of the Act; or

_____	Category	5.	An investment company registered under the United States Investment Company Act of 1940; or

_____	Category	6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

_____	Category	7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_____	Category	8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

_____	Category	9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	Category	10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_____	Category	11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

X	Category	12.	Any director or executive officer of the Company; or

X	Category	13.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds U.S.$1,000,000; or

_____	Category	14.	A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	Category	15.	A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; or

_____	Category	16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

TO BE PROVIDED BY ALL INVESTORS

(Please Print or Type)

Number of Units, $.125 per Unit:	768,000

Total Investment Amount:	$ 96,000.00

Purchaser Information:
Name:	Marc Hazout (Travellers International Inc.)
Federal Tax ID or Social Security Number:
Marital Status:	Married
Date of Birth:	September 15, 1964
Citizen of:	Canada
Home/Business Address:	5160 Yonge Street, Suite 803
(Street)
	Toronto	ON	M2N 6L9
	(City)	(State)	(Zip)

Co-Purchaser Information:
Name:
Federal Tax ID or Social Security Number:
Marital Status:
Date of Birth:
Citizen of:
Home/Business Address:
(Street)
	(City)	(State)	(Zip)

Indicate Type of Ownership:

[ ]	Individual	[ ]	Joint Tenants with Rights of Survivorship*
[ ]	Tenants by the Entireties *	[ ]	Community Property *
[ ]	Tenants in Common *	[ X ]	Domestic Corporation
[ ]	Foreign Corporation	[ ]	Foreign Person

(*) Two or more signatures required

SUBSCRIPTION AGREEMENT

THIS AGREEMENT made this 21st day of  December, 2010 by and between Silver Dragon Resources Inc., a Delaware corporation (the “Issuer” or the “Company”) and Travellers International Inc. (the “Subscriber”).

WHEREAS, Subscriber wishes to hereby subscribe for 768,000 units offered by Silver Dragon Resources Inc. (the “Units”) for a purchase price of $ 96,000.00 or $.125 per Unit (the “Purchase Price”); and

WHEREAS, Issuer desires to sell the Units to Subscriber, but only upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises and the representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
ISSUANCE OF UNITS

1.01           Subject to the terms and conditions set forth in this Agreement, Issuer agrees to sell and deliver to the Subscriber, and Subscriber agrees to acquire from the Issuer, all upon the terms and conditions hereinafter set forth, the Units, free and clear of all security interests, claims, liens and other encumbrances except as may be set forth in this Agreement.

1.02           Each Unit shall consist of (i) one (1) common share of the Company (a “Share”), (ii) one (1) common share purchase warrant, each warrant of this type being exercisable for a period of 36 months from the Closing Date to acquire one common share at an exercise price of $.25(USD). The warrants included in the Units are collectively referred to herein as the “Warrants”. The Warrants shall not be exercisable on a cashless basis.

ARTICLE II
PRICE OF UNITS, SIZE OF OFFERING AND USE OF PROCEEDS

The Issuer intends to sell a maximum of 8,333,333 Units for gross proceeds of $1,000,000.00. There is no minimum offering amount. The Proceeds from the offering of Units contemplated herein shall be used for the development of the Cerros las Minitas property in Durango, Mexico, TSX application, corporate administration, subsidiary financing and other general corporate matters.

ARTICLE III
SUBSCRIPTION PRICE

3.01            Consideration. In consideration of the issuance and delivery by the Issuer of the Units as hereinafter set forth:

(a) The Subscriber shall deliver to the Issuer the sum of  Ninety-six Thousand  ($ 96,000.00), by wire transfer, certified cheque or by bank draft, on or before the Closing as that term is defined in Section 4.01 of this Agreement.

ARTICLE IV
CLOSING

4.01            Date and Place of Closing. The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur at 5160 Yonge Street, Suite 803, Toronto, Ontario on or before December 30, 2010 (the “Closing Date”), at 5:00 P.M. Eastern Standard Time. The Issuer shall have the right to extend the Closing Date at its discretion.

4.02            Documents at Closing. At the Closing, Issuer shall deliver to the Issuer’s transfer agent an Issuance Resolution authorizing the issuance of the Shares and Warrants and such other documents as may be reasonably required by Subscriber’s counsel. At the Closing, the Subscriber shall deliver $__96,000.00 (the “Subscription Amount”) to the Issuer in the manner set forth in sub-section 3.01(a) of this Agreement, and such other documents as may be reasonably required by Issuer’s counsel.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF ISSUER

5.01            Representations and Warranties of Issuer. In order to induce the Subscriber to enter into this Agreement, the Issuer represents, warrants and covenants to the Subscriber that all the items contained in this Article are true and correct.

5.02            Organization and Good Standing. The Issuer is duly organized, validly existing and in good standing under the laws of the State of Delaware, Country of United States. The Issuer has all requisite power to carry on its business as now conducted by it and to own and operate its assets as now owned and operated by it. The Issuer is conducting and has in the past conducted its business in accordance with all applicable laws, the violation of which would affect the property or business of the Issuer.

5.03            Capacity and Authority. The Issuer has full legal power and authority to enter into this Agreement, to make the representations, warranties and covenants contained herein and to cause the transactions contemplated hereby to be consummated, and no prior order, approval or decree of any court, agency or other governmental body is required with respect thereto. The Issuer has full legal right, power and authority to convey the Shares and Warrants free and clear of all liens, charges, encumbrances, claims and demands of every kind. The Issuer represents, warrants and covenants that all actions in contemplation of this transaction are not in conflict with the Issuer’s Certification or its Bylaws, if any.

5.04           Encumbrances and Binding Effect. This Agreement is a valid and binding obligation of the Issuer, enforceable in accordance with its terms, subject to application of bankruptcy, insolvency, reorganization and moratorium laws and other generally applicable laws affecting enforcement of creditor’s rights. The execution and delivery by the Issuer of this Agreement and the performance thereof will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under any provision of any state or federal law to which the Issuer is subject, any agreement of the Issuer, or of any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Issuer is a party or by which any of its property is bound.

5.05           Compliance with Applicable Laws.

(a)           The operation of the Issuer has not and does not violate any applicable law or governmental regulation. Without limiting the generality of the foregoing, the Issuer is in compliance with all laws, rules and regulations, including rules and regulations promulgated by the United States, the State of Delaware, and any other state or local authority or agency relating to the operation of the business of the Issuer.

(b)           There are no commitments to or agreements with any governmental authority or agency affecting the Units or the Issuer, which have not been disclosed by the Issuer to the Subscriber in writing.

5.06           Contracts and Commitments. There has not been any default in any obligation to be performed by the Issuer under any contract, license, commitment or agreement which default could adversely affect the business or property of the Issuer, and the Issuer has not waived any right under any such contract, commitment or agreement so as to adversely affect the business or property of the Issuer.

5.07           No Material Liabilities. There are no material liabilities on the books of the Issuer except as disclosed in the financial statements and no undisclosed or contingent liabilities.

5.08           Disclosure. Neither this Agreement nor any exhibit, list, or schedule hereto, nor any written statement or certificate furnished to the Subscriber pursuant hereto or in connection with the transaction herein contemplated contains or will contain any untrue statement of a material fact, will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There presently exists no fact, which materially adversely affects or in the future may materially adversely affect the Units, which fact has not been disclosed herein or in the exhibits, lists and schedules provided for herein.

5.09           Shares of Stock. The Issuer is authorized to issue 150,000,000 shares of common stock, $0.0001 par value, of which 97,486,257 shares were issued and outstanding as of October 25, 2010. All shares of stock of the Issuer are, and when issued the Shares underlying the Units and Warrants will be, validly issued and nonassessable.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

6.01           Lack of Registration. The Subscriber acknowledges that the Units have not been registered pursuant to the United States Securities Act of 1933 (the “Act”) or the similar laws of any state of the United States or pursuant to the laws of any other country, and may not be offered or sold, except in compliance with the registration requirements of the Act or an available exemption therefrom.

6.02           Representations and Warranties of Subscriber. In order to induce the Issuer to enter into this Agreement, the Subscriber represents and warrants to the Issuer the items of this Article. 6.03 Organization and Good Standing. Subscriber is: (a) If a corporation, duly organized, validly existing and in good standing and has all requisite power to carry on its business as now conducted by it and to own and operate its assets as now owned and operated by it; or (b) If an individual, is of the age of majority and has the legal capacity to enter into this agreement.

6.04           Capacity and Authority. The Subscriber has full legal power and authority to enter into this Agreement, to make the representations, warranties and covenants contained herein and to cause the transactions contemplated hereby to be consummated, and no prior order, approval or decree of any court, agency or other governmental body, whether federal, state or local is required with respect thereto.

6.05           Encumbrances and Binding Effect. This Agreement is a valid and binding obligation of the Subscriber, enforceable in accordance with its terms, subject to application of bankruptcy, insolvency, reorganization and moratorium laws and other generally applicable laws affecting enforcement of creditor’s rights. The execution and delivery by the Subscriber of this Agreement and the performance thereof will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under any provision of any state, provincial or federal law to which the Subscriber is subject, any agreement of the Subscriber, or of any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Subscriber is a party or by which any of their property is bound.

6.06           Brokerage Fees. The Subscriber has not incurred any liability for brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation in connection with this Agreement or the transactions contemplated hereby.

6.07           Access to Information. Subscriber has had access to or been furnished with the following information: (a) All material books and records of the Issuer; (b) All material contracts and documents relating to the Issuer and the proposed purchase of the Shares; and (c) An opportunity to question the appropriate executive officers of the Issuer about all material aspects of the Issuer and the business of the Issuer.

6.08           Resale Restrictions. Subscriber has been advised that (i) the Units, Shares, Warrants and Shares underlying the Warrants have not been registered under the Act, (ii) the Company is under no obligation to register any of the securities for resale, (iii) the securities will be subject to a hold period under Rule 144, (iv) the availability of the Rule 144 resale exemption cannot be assured, (v) such securities may need to be held indefinitely, and Subscriber must continue to bear the economic risk of the investment in such securities unless they are subsequently registered under the Act or an exemption from such registration is available, and (vi) a restrictive legend in the following form shall be placed on the certificates representing such securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE NOT BEEN REGISTERED PURSUANT TO ANY STATE BLUE SKY LAWS. FURTHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE ACT, THE EXEMPTION AFFORDED BY RULE 144).

6.09           Warrant Exercise Restrictions. The Warrants may not be exercised, and the Shares issuable upon such exercise may not be issued or delivered, unless the Shares issuable upon such exercise have been registered under the Act and all applicable state securities laws or exemptions from such requirements are available, and the holder thereof has delivered a legal opinion of counsel satisfactory to the Company to such effect; provided, however, that the original Subscriber will not be required to deliver a legal opinion of counsel in connection with the exercise of the Warrants by the original Subscriber, solely for its own account, and not for the account or benefit of any other person, for investment purposes only, at a time when the Subscriber continues to satisfy the definition of an “accredited investor” as defined in Rule 501 under the Act. The following legend will be placed on the Warrants:

THESE WARRANTS MAY NOT BE EXERCISED AND THE SECURITIES ISSUABLE UPON SUCH EXERCISE MAY NOT BE ISSUED OR DELIVERED UNLESS THE SECURITIES ISSUABLE UPON SUCH EXERCISE HAVE BEEN REGISTERED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM SUCH REQUIREMENTS ARE AVAILABLE.

6.10            Purchase for Own Account. The Subscriber is purchasing the Units solely for its own account, and not for the account or benefit of any other person, for investment purposes only, and not for distribution in violation of the Act or any state securities laws.

6.11            No Tax Advice. The Subscriber acknowledges that the Subscriber is solely responsible for determining, and the Company makes no representation or warranty to the Subscriber regarding, the tax consequences under U.S. federal, state or local or foreign tax laws of the Subscriber’s purchase, exercise or disposition of the Units, the Shares, the Warrants or the Shares underlying the Warrants.

ARTICLE VII
MISCELLANEOUS

7.01            Notices. Any notices or other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or delivered by hand or by messenger, addressed to the appropriate address set forth below or to such other addresses as shall have been furnished in writing to the party initiating the notice or communication. Any notice or other communication so addressed and mailed, postage prepaid, by registered or certified mail (in each case, with return receipt requested) shall be deemed to be delivered and given when received by the addressee. Any notice so addressed and otherwise delivered shall be deemed to be given five (5) business days after mailing.

7.02            Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with contracts entered into and wholly performed within the Province of Ontario, without giving effect to conflict of laws principles thereof, and in any action to enforce or interpret or arising under any of the provisions of this Agreement, the parties expressly agree to submit to the jurisdiction of any Federal or Provincial court sitting in Toronto, Ontario.

7.03            Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement will remain in full force and effect.

7.04            Non-Waiver. The failure of a party to enforce the provisions of this Agreement or the rights granted hereunder on any occasion shall not operate as a waiver of such provisions or rights for future occasions.

7.05            Section Headings. The section headings appear only as a matter of convenience and shall not affect the construction of the Agreement.

7.06            Entire Agreement and Amendments. This Agreement, including any schedules and exhibits, contains the entire understanding of the Subscriber and the Issuer, and there are no representations, understandings, or agreements, oral or otherwise, except as stated herein. This Agreement may not be amended except by a writing signed by all parties hereto.

7.07            Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered, shall constitute a complete and original instrument but all of which taken together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart.

7.08            Facsimile An Original. A facsimile of this Agreement shall be deemed to be an original for all purposes.

7.09            Addresses. All notices and other correspondence with respect hereto shall be sent to the Subscriber or the Issuer at the following addresses:

To Subscriber:	At the address attached to the Subscription Agreement

To Issuer:	Silver Dragon Resources Inc.
5160 Yonge Street
Suite 803
Toronto, Ontario M2N 6L9
Tel: 416-223-8500
Fax: 416-223-8507

7.10            Execution of Additional Documents. The parties hereto agree that they will promptly execute any and all further documents necessary and/or appropriate for the consummation of this Agreement according to its terms and conditions.

IN WITNESS WHEREOF, this Agreement has been executed and delivered on the day and year first hereinabove written.

Agreed and accepted

this 21st day of   December, 2010.

Subscriber –

/s/ Marc Hazout
Subscriber's Signature

Issuer
Silver Dragon Resources Inc.

Per: /s/ Marc Hazout
Marc Hazout – President and CEO